SIXTH AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP III L.P.


                  THIS AMENDMENT, effective as of the 1st day of November, 1999, is entered into by and among Pacific Lithotripsy, a North Carolina general partnership and the General Partner of Texas Lithotripsy Limited Partnership III L.P., a Texas limited partnership (the "Partnership"), and the Limited Partners of the Partnership.

                                R E C I T A L S:
                                 ---------------

     1. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," are parties to that certain Agreement of Limited Partnership of Texas Lithotripsy Limited Partnership III L.P., as amended (the "Agreement").

                  2. Effective as of November 1, 1999, the General Partner and the requisite percentage of the Limited Partners consented in writing to the following amendment to the Agreement, such amendment intended to allow the General Partner the authority to periodically offer and sell additional limited partner interests (a "Dilution Offering ") to local investors.

                  NOW, THEREFORE, in accordance with Article 29 of the Partnership Agreement and pursuant to the written consent of the General Partner and the requisite percentage of the Limited Partners, the parties hereto agree as follows:

                           The Agreement is hereby amended as set forth in Exhibit A hereto.

                                             [Signature Page Follows]



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                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first above written.

                                   GENERAL PARTNER:

                                  PACIFIC LITHOTRIPSY, a North Carolina general
                                     partnership

                         By:  Lithotripters, Inc., a North Carolina  corporation
                                and a general partner of the Partnership

                                   By:_________________________________________
                                Title:________________________________________


                         By: LithoWest, Inc., a California corporation and a
                               general partner of the Partnership

                                   By: _______________________________________
                                Title: _____________________________________


                                      ALL THE LIMITED PARTNERS OF
                                      THE PARTNERSHIP WHOSE NAMES
                                      APPEARED ON SCHEDULE A-5

                                         By:/s/ Joseph Jenkins, M.D.
                                         ---------------------------
                                       Joseph Jenkins, M.D.
                                       Attorney-in-Fact*
--------
     *Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.



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                                    EXHIBIT A

                           DILUTION OFFERING AMENDMENT

1. Capitalized terms used in this Exhibit and not otherwise defined shall have the same meaning as provided in the Limited Partnership Agreement (the "Partnership Agreement") of Texas Lithotripsy Limited Partnership III L.P. (the "Partnership"), and any amendments thereto.

2. The purpose of this Exhibit is to set forth a proposed amendment to the Partnership Agreement that would give the General Partner the authority periodically to offer and sell additional limited partner interests ("Dilution Offering") to local urologists who are not investors in the Partnership ("Qualified Investors"). As required by Article 29 of the Partnership Agreement, to be effective this amendment must be approved by the Partners representing two-thirds of the aggregate interests in the Partnership.

3. The purposes of a Dilution Offering are (i) to raise additional capital for any valid Partnership purpose, and (ii) to assure the highest quality of patient care by admitting Qualified Investors to the Partnership who will be dedicated and motivated as owners to follow the Partnership's treatment protocol, and comply with its quality assurance and outcome analysis programs. Any additional capital raised by the Partnership in a Dilution Offering can be used for any legitimate Partnership purpose including upgrading the Partnership's Lithostar(TM) Mobile System.

4. Any sale of limited partner interests to Qualified Investors will result in the proportionate dilution of the Partnership Percentage Interests of the existing Partners; i.e., the interests of the General Partner and the Limited Partners in Partnership allocations, cash distributions and voting rights will be proportionately reduced by a successful Dilution Offering.

5. The Percentage Interests of the existing Partners cannot be diluted through Dilution Offerings by more than 20% in the aggregate without the prior written consent of a Majority in Interest of all the Partners. Without obtaining this additional consent, the existing Partners cannot be diluted to less than 80% of their Percentage Interest ownership at the time of this Amendment.

6. The General Partner has determined that the purchase price per 1% Partnership Interest offered in the initial planned Dilution Offering will be at its fair market value as determined by an independent third party appraiser. The price for Units sold in future dilution offerings also must be at a price no less than fair market value as determined by the General Partner.

7. Upon the successful sale of Partnership Interests in a Dilution Offering, the General Partner will prepare and attach a new Schedule A to the Partnership Agreement to reflect (i) the Partners' adjusted Percentage Interests in the Partnership, and (ii) the admission of the new Limited Partners to the Partnership.



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